GENEVA ADVISORS ALL CAP GROWTH FUND (the “Fund”)
a series of Trust for Professional Managers

Supplement dated August 4, 2009
to the
Prospectus dated December 29, 2008

Effective thirty days from the date of this Supplement, or as soon as practicable thereafter pursuant to an effective amendment to the Fund’s registration statement, the Fund’s investment strategy will be revised to allow the Fund to invest up to 30% of its net assets in securities of “foreign issuers,” as defined in the Prospectus, and to allow the Fund to invest up to 25% of its net assets in securities of “foreign issuers” of companies located in emerging markets.

Please retain this supplement with your Prospectus.